EXHIBIT 99.11

Covius Real Estate Services, LLC (“CRES”) Executive Summary

Executive Summary

VERUS 2019-INV3

(1)	Type of Assets.

Covius Real Estate Services, LLC ("CRES") performed the due diligence services described below on residential mortgage loans originated by multiple correspondent lenders and acquired directly (or indirectly through Delaware statutory trusts) by VMC Asset Pooler, LLC (the "Client"). The loan reviews were conducted from April 2019 through October 2019 by CRES.

(2)	Number of Assets.

There was a total of 511 loans in the population.

(3)	Review Process.

The post-closing loan reviews were graded in accordance with the following NRSRO(s) Third Party Due- Diligence Criteria, in addition to the credit review grading disclosed above of “Consistent with underwriting guidelines” or “Inconsistent with underwriting guidelines”:

NRSRO	Title and Date of Criteria
Kroll Bond Rating Agency, Inc.	• U.S. RMBS Rating Methodology, July 7, 2016
S&P Global Ratings	• Methodology And Assumptions For Rating U.S. RMBS Issued 2009 And Later, February 22, 2018

The post-closing reviews included a re-underwrite of each borrowers’ credit and a analysis of the property valuation. Post-closing reviews are underwritten to the applicable lender’s or client’s underwriting guidelines and credit matrices. The review scope and methodology of these different review areas is discussed in subsequent sections of this document.

(4)	Sample size of the assets reviewed.

The due diligence review was conducted on 100% of the loan population and consisted of 511 mortgage loans with an aggregate original principal balance of approximately $165,995,379. The mortgage loans were originated from December 7, 2018, to September 27, 2019, by eleven correspondents, with 86.11% of the portfolio being originated by one correspondent.

(5)	Asset Review

In connection with the credit re-underwrite, CRES reviewed all origination documentation to determine conformity to the applicable underwriting guidelines and other regulatory requirements described below, including (if applicable) the Ability to Repay and Qualified Mortgage requirements. Review areas included, but are not limited to:

Credit Review and Methodology

Credit Report: Analyzed the Borrower’s credit report/credit history, confirming that credit scores, liabilities and public records met guideline requirements. Liabilities gathered from the credit report were included in the re-calculation of the debt-to-income ratio as appropriate. In addition the following data was also captured and reviewed to confirm compliance with guideline and ASF reporting requirements: (i) credit report date, (ii) bankruptcy date, (iii) bankruptcy discharge date, (iv) bankruptcy chapter, (v) foreclosure date, (vi) short sell date, (vii) longest trade line (active), (viii) longest trade line balance (active), (ix) months reviewed, (x) number of trade lines, (xi) credit scores, (xii) revolving debts and (xiii) installments debts.

Loan Application (1003): Reviewed the Borrower’s Loan Application including comparison of initial loan application against the final loan application, or other loan applications found in the file, to identify potential discrepancies. In addition the following data was also captured and reviewed to confirm compliance with guideline and ASF reporting requirements: (i) purpose, (ii) years in primary residence, (iii) number of mortgaged properties (as compared with the credit reports disclosed mortgages), (iv) application date, (v) borrower information (name, date of birth, social security number and number of family members), (vi) borrower’s address, (vii) borrower(s)’ employment information (including address, years at job, years in field), (vii) monthly income and (ix) citizenship.

Loan Approval/Exception Form (if applicable): Reviewed the Lender’s approval and Client’s exception approval documentation to confirm appropriate risk mitigating factors were present when granting exceptions.

Sales Contract (if applicable): Reviewed the sales contract to confirm buyer(s) and seller(s), sales price and property address matches other documents.

Title: Reviewed the title policy or commitment to identify possible judgments or other liens that may have existed at origination. In addition, proper vesting and parties (as disclosed on sales contract, note, and deed) were reflected accurately.

Hazard and Flood Insurance: Reviewed hazard and flood (if applicable) insurance to ensure policy met the minimum required amount of replacement coverage.

Employment and Income: Reviewed borrower(s)’ employment and income documentation used for qualification purposes and as applicable, Appendix Q or Ability to Repay.

Assets: Reviewed (i) bank statements, (ii) verification-of-deposit (VOD) and (iii) stock or security account statements to ensure adequate assets were provided verifying down payment, closing costs and reserves required by the guidelines and as applicable Appendix Q or Ability to Repay.

Leases and Market Rents: Reviewed lease agreements and third-party market rent documents to confirm compliance with Debt-Service-Coverage-Ratio requirements. Note, the documentation that can be used to establish market rents can vary from lender to lender. CRES reviews the market rent source, to ensure compliance with applicable guidelines. In some cases, lenders may not require proof of market rents, if a sourced payment history can be provided along with the lease agreement.

Guidelines: Confirmed compliance with applicable underwriting guidelines and determined the qualification of credit and income, assets, property type and usage, LTV/CLTV, and documentation requirements to applicable underwriting guidelines and loan program matrices. Items included, but not limited to: FICO, housing history, bankruptcy and foreclosure seasoning, occupancy, credit grade, loan amounts (minimum and maximum), maximum cash out amount, reserves, residual income, minimum trade lines, debt to income and debt service coverage ratio requirements.

Out of the 511 loans reviewed, 440 loans were reviewed to one Seller’s guidelines and 71 loans were reviewed to another Seller’s guidelines. Note that Debt Service Coverage Ratio (DSCR) calculation methodologies can vary slightly from seller to seller. In certain cases, the DSCR’s were calculated based on the gross income, which is the lessor of the market rent or lease divided by the total PITIA (Principal, Interest, Taxes, Insurance and HOA). One Sellers guidelines contained a varying methodology, in which the DSCR was calculated based on the net operating income divided by the annual P&I (Principal and Interest).

One Seller’s guidelines did not require a DSCR on certain loans with an LTV less than 75%. Loans in which a DSCR was not required was classified as a Property Focused Investor Loan.

Unless otherwise stated in the Lender’s or Client’s guidelines, Fannie Mae guidelines prevail.

Property Valuation Review and Methodology

CRES reviewed the Appraisal for completeness and conformance to industry standards, including requirements set forth in Title XI of FIRREA. The review included both data and description information provided by the appraiser. Review items included: (i) property address and borrower information matches the mortgage note and other critical origination documents, (ii) neighborhood characteristics and housing trends were acceptable and met applicable underwriting guidelines, (iii) site information for zoning compliance and possible adverse site notations reviewed for adverse conditions, FEMA Flood Zone designation matched the Flood Certification, (iv) property type and property description information met applicable underwriting guidelines, (v) comparable sales (sale dates, distance, gross and net adjustments, square footage, and value) met industry standards and were properly bracketed, (vi) comparable size, style, and location were similar to the subject address, (vii) condition of the property was average or better and notable repairs were addressed, (viii) appraisal was made on an “as is” basis or proper evidence of completion was obtained and clearly documented and addressed all “subject to” conditions noted, (ix) subject and comparable photos reviewed to ensure appraisal description information coincides with property pictures and that no visible adverse issues are present that the appraiser did not address, (x) appraisal was completed by a licensed appraiser and (xi) appraisal was completed within the required timing requirements, as disclosed in the applicable underwriting guidelines.

An enhanced desk review product, (such as an ARR from ProTeck, CDA from Clear Capital or ARA from ComputerShare), from a client approved AMC is required on all transactions. In lieu of an enhanced desk review product, a field review or second appraisal from a client approved AMC is acceptable. The source of the Appraisal Review Product may not be the same AMC used for the appraisal. If the Appraisal Review Product value is more than 10% below the appraised value generally another higher secondary valuation product is required (i.e. field review or full appraisal). In certain cases, correspondents may include an enhanced desk review product from a Client approved AMC. All ARR, CDA and ARA documentation provided by a client approved AMC vendor was recorded by CRES, as an acceptable valuation support option as long as valuations were obtained in accordance with guidelines and through notable AMC vendors. Any loans that did not maintain an enhanced desk review or did not meet the Client’s vendor requirements were conditioned and communicated with the Client.

For the majority of loans that did not maintain an acceptable enhanced desk review product, CRES ordered an Appraisal Risk Review (ARR) or Collateral Desktop Analysis (CDA) from various Appraisal Management Companies for valuation support. All loans outside of a 10% variance from the original appraised value were identified and communicated to the Client.

If material origination valuation discrepancies could not be resolved an exception was created and the applicable NRSROs valuation grade was recorded.

Compliance Review Methodology

Not applicable. This pool of loans is classified as “business purpose”. In such cases compliance TILA and Regulation Z requirements were not tested, as the law’s provisions do not apply to an extension of credit if primarily for business or a commercial purpose (12 C.F.R. §1026.3(a); 15 U.S.C. § 1603).

Document Review

CRES reviewed each mortgage loan file and verified if the following documents, if applicable, were included in the file and if the data on these documents was consistent (where applicable):

•	Appraisal.
•	Asset documentation.
•	Business Purpose Certification
•	Credit report.
•	Final 1003.
•	Final HUD-1/Closing Disclosure(s).
•	Hazard and/or flood insurance policies.
•	HUD from sale of previous residence.
•	Income and employment documentation.
•	Initial application (1003).
•	Initial escrow disclosure.
•	Leases
•	Market Rent supporting documentation.
•	Mortgage Insurance.
•	Mortgage/Deed of Trust.
•	Note.
•	Notice of Special Flood Hazards.
•	Occupancy Certification
•	Sales contract.
•	Title/Preliminary Title.

(6)	Credit and Property Valuation Results

CRES compared data fields on the data tape provided by the Client to the data points disclosed on the actual mortgage loan file documents, as captured by CRES. When data was available, the following data elements were compared:

Appraised Value	Interest Rate	Note Type	Property City
CLTV	Lien Position	Occupancy	Property State
Doc Level	Loan Purpose	Orig Term	Property Zip
DSCR	LTV	Original Balance	Purpose
First Payment Date	Note Date	P&I Payment	QM Type

(7)	Tape Data Compare Results

The aggregator provided CRES with loan level data regarding the mortgage loans for the data integrity check. The aggregator received the data directly from sellers through loan registrations in its system or via data tape. In most cases, loans are registered before closing and prior to any pre-funding guideline review.

Of the 511 mortgage loans reviewed, all 511 unique mortgage loans had at least one tape discrepancies across 20 data fields (some mortgage loans had more than one data discrepancy). Out of the 2,970 data discrepancies, 2,135 were due to the correspondent or seller not providing tape data. The following table discloses the number of data discrepancies noted by field name. Note, some of the discrepancies disclosed are due to the sellers not providing the data point within the tape.

Field Compare	Discrepancy: Yes	Discrepancy: No	Total
Appraised Value	175	336	511
CLTV	51	460	511
Doc Level	511		511
DSCR	374	137	511
FICO	57	454	511
First Payment Date	511		511
Interest Rate	19	492	511
Lien Position		511	511
LTV	39	472	511
Note Date	511		511
Note Type	16	495	511
Occupancy	12	499	511
Orig Balance	19	492	511
Orig Term	12	499	511
P&I Payment	71	440	511
Property City	20	491	511
Property State	12	499	511
Property Zip	21	490	511
Purpose	28	483	511
QM Type	511		511
Debt-to-Income (DTI): The business purpose loans in this pool were not reviewed to traditional debt-to-income ratio requirements, so no DTI is reflected.

(8)	Credit and Property Valuation Results

Credit Results Summary

Approximately 100.00% of the mortgage loans in the securitization have a Credit grade of “B” or higher and 42.47% of the mortgage loans by number have a Credit grade of “A.” Exceptions or waivers were documented and supported with compensating factors on all 294 Credit grade “B” loans.

NRSRO Grade	Loan Count	Percentage
A	217	42.47%
B	294	57.53%
C	0	0.00%
Total	511	100.00%

Property Valuation Results Summary

Approximately 100.00% of the loans have a Property/Valuation grade of B or higher and 92.56% of the mortgage loans by number have a Property/Valuation grade of “A.” Exceptions or waivers were documented and supported with compensating factors on all 38 Property grade “B” loans. Secondary valuations were obtained on 100% of the loans. There were no loans that maintained more than a 10% variance from the value used to determine the qualifying LTV’s.

NRSRO Grade	Loan Count	Percentage
A	473	92.56%
B	38	7.44%
C	0	0.00%
Total	511	100.00%

Overall Results Summary

Approximately 100.00% of all loans by number received an “A” or “B” overall grade and 38.16% of all loans by number received an overall grade of “A”.

NRSRO Grade	Loan Count	Percentage
A	195	38.16%
B	316	61.84%
C	0	0.00%
Total	511	100.00%

(9)	Pool Stratification Summary

Lien Position	Count	Percentage
First	511	100.00%
Total	511	100.00%

Cross Collateralized	Count	Percentage
No	508	99.41%
Yes	3	0.59%
Total	511	100.00%

Note Type	Count	Percentage
Arm	363	71.04%
Fixed	148	28.96%
Total	511	100.00%

Occupancy	Count	Percentage
Non-Owner Occupied	511	100.00%
Owner Occupied	0	0.00%
Second Home	0	0.00%
Total	511	100.00%

Purpose	Count	Percentage
Purchase	244	47.75%
Refi - Cash Out	220	43.05%
Rate Term Refi	47	9.20%
Total	511	100.00%

Property Type	Count	Percentage
Single Family	239	46.77%
Condo Attached	97	18.98%
PUD	90	17.61%
2-4 Family	71	13.89%
Townhouse	9	1.76%
Commercial (> 4 units)	5	0.98%
Total	511	100.00%
The three Cross Collateralized loan contains 23 properties, which are included in the counts above.

DSCR Loans	Count	Percentage
0-0.19	0	0.00%
0.2-0.39	0	0.00%
0.4-0.59	10	2.67%
0.6-0.79	65	17.38%
0.8-.99	74	19.79%
1-1.19	72	19.25%
1.2-1.39	63	16.84%
1.4-1.59	39	10.43%
1.6-1.79	17	4.55%
1.8-1.99	10	2.67%
=>2	24	6.42%
Total	374	100.00%

For loans with an LTV less than 75%, certain guidelines do not require a DSCR. There are 137 loans that were classified as Property Focused Investor Loans, since guidelines did not require a DSCR.

Guidelines may vary in the methodology used for calculating DSCR’s. Among the loans reviewed there were two different methodologies used for calculating DSCR’s.

Loan to Value	Count	Percentage
10%-20%	2	0.39%
20%-30%	2	0.39%
30%-40%	20	3.91%
40%-50%	30	5.87%
50%-60%	60	11.74%
60%-70%	172	33.66%
70%-80%	210	41.10%
80%-90%	15	2.94%
Total	511	100.00%

State	Count	Percentage
FL	159	31.12%
CA	147	28.77%
TX	42	8.22%
NJ	20	3.91%
NY	19	3.72%
WA	18	3.52%
GA	17	3.33%
CO	11	2.15%
NV	10	1.96%
HI	9	1.76%
AZ	9	1.76%
OR	6	1.17%
IL	5	0.98%
MA	5	0.98%
UT	4	0.78%
CT	4	0.78%
VA	3	0.59%
PA	3	0.59%
NM	3	0.59%
MD	3	0.59%
NC	3	0.59%
SC	2	0.39%
LA	2	0.39%
ID	2	0.39%
OH	1	0.20%
WI	1	0.20%
TN	1	0.20%
DE	1	0.20%
MI	1	0.20%
Total	511	100.00%
The properties on the three Cross Collateralized loan are located in TX (11), GA (4) & FL (8).